UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2004

DIRECTV HOLDINGS LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-106529	25-1902628
(Commission File Number)	(I.R.S. Employer Identification No.)

2230 East Imperial Highway El Segundo, California	90245
(Address of Principal Executive Offices)	(Zip Code)

(310) 964-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 12. Results of Operations and Financial Condition

On May 4, 2004, The DIRECTV Group, Inc. issued a news release, which contained information regarding the first quarter consolidated earnings of DIRECTV Holdings LLC (“DIRECTV”). The news release did not include certain financial statements, related footnotes and certain other financial information that will be filed with the Securities and Exchange Commission as part of DIRECTV’s Quarterly Report on Form 10-Q. A copy of the press release relating to such announcement, dated May 4, 2004, is attached hereto as Exhibit 99.1 and is incorporated herein by reference. On the Consolidated Statements of Cash Flows of each of The DIRECTV Group, Inc. and DIRECTV Holdings LLC contained in the press release, the line item “Cash and cash equivalents at the end of the year” should be reflected as “Cash and cash equivalents at the end of the period”.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIRECTV HOLDINGS LLC

Date: May 4, 2004	By:	/s/ Michael W. Palkovic
	Name:	Michael W. Palkovic
	Title:	Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release, dated May 4, 2004

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